UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-7512

Dreyfus Premier Worldwide Growth Fund, Inc. (Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166 (Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq. 200 Park Avenue New York, New York 10166 (Name and address of agent for service)

Registrant's telephone number, including area code:		(212) 922-6000
Date of fiscal year end:	10/31
Date of reporting period:	10/31/08

FORM N-CSR

Item 1. Reports to Stockholders.

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured  Not Bank-Guaranteed  May Lose Value

Contents

THE FUND

2	A Letter from the CEO

3	Discussion of Fund Performance

6	Fund Performance

8	Understanding Your Fund’s Expenses

8	Comparing Your Fund’s Expenses With Those of Other Funds

9	Statement of Investments

12	Statement of Assets and Liabilities

13	Statement of Operations

14	Statement of Changes in Net Assets

16	Financial Highlights

21	Notes to Financial Statements

31	Report of Independent Registered Public Accounting Firm

32	Important Tax Information

33	Information About the Review and Approval of the Fund’s Management Agreement

39	Board Members Information

42	Officers of the Fund

FOR MORE INFORMATION

Back Cover

The Fund

Dreyfus Worldwide Growth Fund

A LETTER FROM THE CEO Dear Shareholder:

We present to you this annual report for Dreyfus Worldwide Growth Fund, covering the 12-month period from November 1, 2007, through October 31, 2008.

These are difficult times for international investors. A credit crunch that began in the United States in 2007 has developed into a full-blown global financial crisis, recently resulting in the failure of several major financial institutions. Meanwhile, the global economic slowdown has gathered momentum, depressing investor sentiment, consumer confidence and business investment around the world.These factors undermined equity returns in most regions,including formerly high-flying emerging markets. The depth and duration of the economic downturn will depend on how quickly the global financial system can be stabilized. We believe that government efforts in the United States and Europe meet several critical requirements for addressing today’s financial stresses, and we expect them to contribute to a more orderly deleveraging process. However, recuperation from the financial crisis is likely to take time. In the meantime, we encourage you to keep in touch with your financial advisor and maintain a long-term and disciplined perspective to investing. Indeed, we already are seeing some positive signs, including a likely peak in global inflationary pressures, attractive valuations among fundamentally sound companies and a large pool of worldwide financial liquidity that could be deployed gradually as the economic cycle turns.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Manager.

Thank you for your continued confidence and support.

Jonathan R. Baum Chief Executive Officer The Dreyfus Corporation November 17, 2008

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2007, through October 31, 2008, as provided by Fayez Sarofim, Portfolio Manager of Fayez Sarofim & Co., Sub-Investment Adviser

Fund and Market Performance Overview

For the 12-month period ended October 31, 2008, Dreyfus Worldwide Growth Fund’s Class A shares produced a total return of –31.93%, Class B shares returned –32.52%, Class C shares returned –32.45%, Class I shares returned –31.79% and Class T shares returned –32.09% .1 For the same period, the fund’s benchmark, the Morgan Stanley Capital International World Index (“MSCI World Index”), produced a –41.85% total return.2 Stocks throughout the world declined sharply during the reporting period as a global financial crisis and economic downturn intensified. The fund produced higher returns than its benchmark, due primarily to our emphasis on large, high-quality companies in recession-resistant industries.

The Fund’s Investment Approach

The fund invests primarily in large, well-established, multinational companies that we believe are well positioned to weather difficult economic climates and thrive during favorable times. We focus on purchasing large-cap,“blue-chip” stocks at a price we consider to be justified by a company’s fundamentals.The result is a portfolio of stocks of prominent companies selected for their sustained patterns of profitability, strong balance sheets, expanding global presence and above-average earnings growth potential. The fund pursues a “buy-and-hold” investment strategy in which we typically buy and sell relatively few stocks during the course of the year, which may help to reduce investors’ tax liabilities and the fund’s trading costs.3

Global Financial Crisis Sparked Broad Declines

Following a downward trend established by the U.S. economy, most developed nations around the world suffered from slowing economic growth and declining consumer confidence, giving rise to fears regarding a potentially deep and prolonged global recession. Commodity prices that had soared over the reporting period’s first half plummeted over the second half when demand abated for energy and construction materials.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Meanwhile, a global credit crunch that began in 2007 developed into a full-blown financial crisis, and poor liquidity conditions in some credit markets nearly led to the collapse of the global banking system in September 2008. Government and regulatory authorities intervened, pumping billions of dollars of liquidity into the system to restore a degree of investor confidence. These efforts included capital infusions in the United States, United Kingdom and other governments, as well as coordinated reductions of short-term interest rates by several central banks. As market conditions deteriorated, many highly leveraged institutional investors were forced to de-lever their portfolios, selling their more liquid investments to raise cash for margin calls and redemption requests, leading to broadly lower prices even among fundamentally sound stocks.The financials sector was particularly hard-hit, while the consumer staples and health care sectors fared better as risk-averse investors flocked to companies selling products and services that typically remain in demand regardless of economic conditions.

Security Selection Strategy Bolstered Relative Performance

In this challenging environment, we remained focused on global companies with healthy balance sheets, and dominant industry positions. Companies with these characteristics held up better,on average,than their more speculative counterparts,helping to protect the fund somewhat from the full brunt of the market’s steep decline.

An overweighted position in the traditionally defensive consumer staples sector proved particularly advantageous.These consumer staples companies generally produce large cash flows and require lower levels of debt, which effectively reduce their dependence on troubled credit markets to fund their operations. Winners in the consumer staples sector included U.S. brewer Anheuser-Busch, which received an acquisition offer from In Bev, and casual restaurant chain McDonald’s, which attracted customers with inexpensive menu items.

The fund also achieved relatively attractive results from the energy sector, as strong performance over the first nine months of the reporting period helped offset some of the sharp declines when commodity prices later plummeted.An underweighted allocation to the troubled financials sector also boosted relative returns, as we sold or trimmed several positions that later fell sharply. Finally, health care companies Abbott Laboratories, Novo Nordisk and Novartis fared well as investors flocked to industries that tend to be less sensitive to economic conditions.

Detractors from relative performance included the materials and industrials sectors, which suffered from commodity price pullbacks and fears of waning demand in the economic downturn. Among individual stocks, Christian Dior and L’Oreal encountered a softer market for luxury goods, while General Electric declined due to its exposure to the financial crisis and sluggish industrial demand. In addition, the fund’s lack of exposure to the utilities and telecommunications services sectors weighed on relative performance.

Finding Opportunities in Distressed Markets

Although the financial crisis and economic slowdown are expected to persist, we are encouraged by various governments’ attempts to support troubled industries and restore liquidity to the credit markets. However, in an environment where credit is less available and more expensive and demand is stagnant or declining, even the healthiest companies will face challenges.Such an environment highlights the necessity of a longer term investment perspective and underscores the importance of a focus on the highest quality industry leaders. The multinationals in the portfolio are distinguished by strong balance sheets and sustainable operating cash flows. These well-capitalized companies have the financial flexibility to exploit the opportunities presented by this crisis to augment their existing strengths and gain share from weakened competitors both here and abroad. Furthermore, the above-market yield and faster dividend growth of portfolio issues are also expected to have added appeal for investors in this economic downturn. Despite their considerable fundamental strengths, certain companies in the portfolio have not traded at valuations this low since the early 1980s.As investors gain greater clarity about the impact of policy actions and the ramifications of the recent election, valuations of these high quality large caps are projected to expand against a backdrop of low interest rates and low inflation.

November 17, 2008

1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charges in the case of Class A and Class T shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and
Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2	SOURCE: LIPPER INC. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions.The Morgan Stanley Capital International (MSCI) World Index is an
unmanaged index of global stock market performance, including the United States, Canada,
Europe,Australia, New Zealand and the Far East.
3	Achieving tax efficiency is not a part of the fund’s investment objective, and there can be no guarantee that the fund will achieve any particular level of taxable distributions in future years. In periods when the manager has to sell significant amounts of securities (e.g., during periods of significant net redemptions or changes in index components) funds can be expected to be less tax efficient than during periods of more stable market conditions and asset flows.

The Fund 5

† Source: Lipper Inc.
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in each of the Class A, Class B, Class C and Class I shares
Dreyfus Worldwide Growth Fund on 10/31/98 to a $10,000 investment made in the Morgan Stanley Capital
International World Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.
Performance for Class T shares will vary from the performance of Class A, Class B, Class C, and Class I shares shown above due to differences in charges and expenses.
The fund’s performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses.The Index is an unmanaged index of global stock market performance, including the United States, Canada,Australia, New Zealand and the Far East and includes net dividends reinvested.
Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 10/31/08

	Inception
	Date	1 Year	5 Years	10 Years

Class A shares
with maximum sales charge (5.75%)		(35.84)%	1.58%	0.81%
without sales charge		(31.93)%	2.78%	1.41%
Class B shares
with applicable redemption charge †		(35.21)%	1.55%	0.95%
without redemption		(32.52)%	1.92%	0.95%
Class C shares
with applicable redemption charge ††		(33.12)%	2.02%	0.67%
without redemption		(32.45)%	2.02%	0.67%
Class I shares		(31.79)%	3.06%	1.70%
Class T shares
with applicable sales charge (4.5%)	9/30/99	(35.15)%	1.60%	0.71%†††
without sales charge	9/30/99	(32.09)%	2.54%	1.18%†††

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance for Class B shares assumes the conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.
† The maximum contingent deferred sales charge for Class B shares is 4%.After six years Class B shares convert to
Class A shares.
†† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
††† The total return performance figures presented for Class T shares of the fund reflect the performance of the fund’s
Class A shares for periods prior to 9/30/99 (the inception date for Class T shares), adjusted to reflect the applicable sales load for that class and the applicable distribution/servicing fees thereafter.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Worldwide Growth Fund from May 1, 2008 to October 31, 2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended October 31, 2008

	Class A	Class B	Class C	Class I	Class T

Expenses paid per $1,000†	$ 5.36	$ 9.02	$ 8.50	$ 4.28	$ 6.44
Ending value (after expenses)	$719.40	$716.30	$716.70	$720.10	$718.70

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended October 31, 2008

	Class A	Class B	Class C	Class I	Class T

Expenses paid per $1,000†	$ 6.29	$ 10.58	$ 9.98	$ 5.03	$ 7.56
Ending value (after expenses)	$1,018.90	$1,014.63	$1,015.23	$1,020.16	$1,017.65

† Expenses are equal to the fund’s annualized expense ratio of 1.24% for Class A, 2.09% for Class B, 1.97% for
Class C, .99% for Class I and 1.49% for Class T, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS October 31, 2008

Common Stocks—95.2%	Shares	Value ($)

Consumer Discretionary—23.2%
Christian Dior	280,000	16,855,172
L’Oreal, ADR	1,200,000	17,880,000
LVMH Moet Hennessy Louis Vuitton	102,175	6,754,236
McDonald’s	207,800	12,037,854
McGraw-Hill	245,000	6,575,800
News, Cl. A	696,400	7,409,696
Procter & Gamble	330,000	21,298,200
Walgreen	503,000	12,806,380
		101,617,338
Consumer Staples—24.6%
Altria Group	552,500	10,602,475
Coca-Cola	403,100	17,760,586
Diageo, ADR	165,000	10,261,350
Fomento Economico Mexicano, ADR	65,000	1,643,850
Groupe Danone, ADR	1,100,000	12,320,000
Nestle, ADR	550,000	21,147,500
PepsiCo	170,675	9,730,182
Philip Morris International	552,500	24,017,175
		107,483,118
Energy—20.9%
Chevron	298,800	22,290,480
ConocoPhillips	26,000	1,352,520
Exxon Mobil	530,008	39,284,193
StatoilHydro, ADR	400,068	8,041,367
Total, ADR	367,516	20,375,087
		91,343,647
Financial—3.9%
American Express	32,850	903,375
Ameriprise Financial	45,970	992,952
Assicurazioni Generali	13,990	350,557

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Financial (continued)
Eurazeo	69,670	4,164,601
HSBC Holdings, ADR	100,000	5,900,000
JPMorgan Chase & Co.	65,100	2,685,375
Zurich Financial Services	10,100	2,029,232
		17,026,092
Health Care—11.9%
Abbott Laboratories	200,300	11,046,545
Johnson & Johnson	203,525	12,484,223
Novartis, ADR	78,000	3,977,220
Novo Nordisk, ADR	10,000	535,100
Roche Holding, ADR	318,000	24,104,400
		52,147,488
Industrial—3.9%
Emerson Electric	164,200	5,374,266
General Dynamics	18,000	1,085,760
General Electric	251,072	4,898,415
United Technologies	100,000	5,496,000
		16,854,441
Information Technology—3.5%
Apple	16,000 [a]	1,721,440
Intel	570,941	9,135,056
Microsoft	200,000	4,466,000
		15,322,496
Materials—3.3%
Air Liquide, ADR	800,059	13,721,012
Yara International, ADR	37,400	796,620
		14,517,632
Total Common Stocks
(cost $265,267,796)		416,312,252

Other Investment—5.0%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $21,850,000)	21,850,000 [b]	21,850,000

Total Investments (cost $287,117,796)	100.2%	438,162,252
Liabilities, Less Cash and Receivables	(.2%)	(897,100)
Net Assets	100.0%	437,265,152

ADR—American Depository Receipts
a	Non-income producing security.
b	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)

Consumer Staples	24.6	Financial	3.9
Consumer Discretionary	23.2	Industrial	3.9
Energy	20.9	Information Technology	3.5
Health Care	11.9	Materials	3.3
Money Market Investment	5.0		100.2

† Based on net assets.
See notes to financial statements.

The Fund 11

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2008

				Cost	Value

Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers				265,267,796	416,312,252
Affiliated issuers				21,850,000	21,850,000
Cash					13,921
Dividends and interest receivable					419,381
Receivable for shares of Common Stock subscribed					250,783
Prepaid expenses					43,750
					438,890,087

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)					555,087
Payable for shares of Common Stock redeemed					717,399
Interest payable—Note 2					11,329
Accrued expenses					341,120
					1,624,935

Net Assets ($)					437,265,152

Composition of Net Assets ($):
Paid-in capital					288,670,069
Accumulated distributions in excess of investment income—net					(1,253,220)
Accumulated net realized gain (loss) on investments					(1,193,537)
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions					151,041,840

Net Assets ($)					437,265,152

Net Asset Value Per Share
	Class A	Class B	Class C	Class I	Class T

Net Assets ($)	359,328,230	19,240,856	55,113,829	1,230,252	2,351,985
Shares Outstanding	11,266,875	634,636	1,873,270	38,194	74,635

Net Asset Value
Per Share ($)	31.89	30.32	29.42	32.21	31.51

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended October 31, 2008

Investment Income ($):
Income:
Cash dividends (net of $1,388,311 foreign taxes withheld at source):
Unaffiliated issuers	16,873,996
Affiliated issuers	37,724
Total Income	16,911,720
Expenses:
Management fee—Note 3(a)	4,825,700
Shareholder servicing costs—Note 3(c)	2,759,902
Distribution fees—Note 3(b)	882,178
Custodian fees—Note 3(c)	108,942
Registration fees	78,406
Professional fees	65,655
Prospectus and shareholders’ reports	45,566
Directors’ fees and expenses—Note 3(d)	30,256
Loan commitment fees—Note 2	5,000
Interest expense—Note 2	4,337
Miscellaneous	45,805
Total Expenses	8,851,747
Less—reduction in fees due to
earnings credits—Note 1(c)	(80,884)
Net Expenses	8,770,863
Investment Income—Net	8,140,857

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	24,907,904
Net unrealized appreciation (depreciation)
on investments and foreign currency transactions	(254,959,155)
Net Realized and Unrealized Gain (Loss) on Investments	(230,051,251)
Net (Decrease) in Net Assets Resulting from Operations	(221,910,394)

See notes to financial statements.

The Fund 13

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,

	2008	2007[a]

Operations ($):
Investment income—net	8,140,857	5,926,377
Net realized gain (loss) on investments	24,907,904	48,112,902
Net unrealized appreciation
(depreciation) on investments	(254,959,155)	68,305,215
Net Increase (Decrease) in Net Assets
Resulting from Operations	(221,910,394)	122,344,494

Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(8,917,422)	(4,981,532)
Class B Shares	(155,432)	—
Class C Shares	(841,181)	(1,074,861)
Class I Shares	(29,256)	(19,089)
Class T Shares	(57,283)	(27,305)
Total Dividends	(10,000,574)	(6,102,787)

Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	50,042,124	74,638,803
Class B Shares	1,253,604	1,564,440
Class C Shares	4,611,659	7,614,028
Class I Shares	536,292	480,280
Class T Shares	366,621	226,172
Dividends reinvested:
Class A Shares	7,627,308	4,249,758
Class B Shares	136,937	—
Class C Shares	552,568	677,786
Class I Shares	28,548	18,546
Class T Shares	55,180	26,536
Cost of shares redeemed:
Class A Shares	(124,233,206)	(125,355,326)
Class B Shares	(25,789,064)	(54,982,192)
Class C Shares	(15,761,036)	(14,310,476)
Class I Shares	(650,451)	(688,935)
Class T Shares	(1,370,610)	(395,905)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(102,593,526)	(106,236,485)
Total Increase (Decrease) in Net Assets	(334,504,494)	10,005,222

Net Assets ($):
Beginning of Period	771,769,646	761,764,424
End of Period	437,265,152	771,769,646
Undistributed (distributions in
excess of) investment income—net	(1,253,220)	598,975

	Year Ended October 31,

	2008	2007[a]

Capital Share Transactions:
Class Ab
Shares sold	1,159,437	1,718,100
Shares issued for dividends reinvested	168,348	100,331
Shares redeemed	(2,989,797)	(2,855,726)
Net Increase (Decrease) in Shares Outstanding	(1,662,012)	(1,037,295)

Class Bb
Shares sold	30,181	37,939
Shares issued for dividends reinvested	3,156	—
Shares redeemed	(623,383)	(1,327,656)
Net Increase (Decrease) in Shares Outstanding	(590,046)	(1,289,717)

Class C
Shares sold	117,647	186,246
Shares issued for dividends reinvested	13,137	17,212
Shares redeemed	(416,339)	(350,326)
Net Increase (Decrease) in Shares Outstanding	(285,555)	(146,868)

Class I
Shares sold	12,048	10,832
Shares issued for dividends reinvested	625	435
Shares redeemed	(14,189)	(15,773)
Net Increase (Decrease) in Shares Outstanding	(1,516)	(4,506)

Class T
Shares sold	8,767	5,224
Shares issued for dividends reinvested	1,230	632
Shares redeemed	(32,543)	(9,053)
Net Increase (Decrease) in Shares Outstanding	(22,546)	(3,197)

a	Effective June 1, 2007, Class R shares were redesignated as Class I shares.
b	During the period ended October 31, 2008, 318,224 Class B shares representing $13,341,093 were automatically converted to 303,413 Class A shares and during the period ended October 31, 2007, 761,420 Class B shares representing $31,483,742 were automatically converted to 724,009 Class A shares.
See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended October 31,

Class A Shares	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	47.58	40.85	35.12	31.35	29.73
Investment Operations:
Investment income—net[a]	.60	.41	.39	.42	.23
Net realized and unrealized
gain (loss) on investments	(15.59)	6.68	5.91	3.83	1.79
Total from Investment Operations	(14.99)	7.09	6.30	4.25	2.02
Distributions:
Dividends from investment income—net	(.70)	(.36)	(.57)	(.48)	(.40)
Net asset value, end of period	31.89	47.58	40.85	35.12	31.35

Total Return (%)[b]	(31.93)	17.47	18.16	13.63	6.85

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.23	1.24	1.23	1.24	1.25
Ratio of net expenses
to average net assets	1.22	1.24[c]	1.23	1.24[c]	1.25
Ratio of net investment income
to average net assets	1.41	.94	1.04	1.21	.73
Portfolio Turnover Rate	3.38	1.21	.30	.52	.58

Net Assets, end of period ($ x 1,000)	359,328	615,183	570,586	533,041	465,536

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

		Year Ended October 31,

Class B Shares	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	45.08	38.71	33.19	29.54	28.03
Investment Operations:
Investment income (loss)—net[a]	.21	.05	.08	.17	(.03)
Net realized and unrealized
gain (loss) on investments	(14.83)	6.32	5.60	3.59	1.69
Total from Investment Operations	(14.62)	6.37	5.68	3.76	1.66
Distributions:
Dividends from investment income—net	(.14)	—	(.16)	(.11)	(.15)
Net asset value, end of period	30.32	45.08	38.71	33.19	29.54

Total Return (%)[b]	(32.52)	16.46	17.16	12.73	5.96

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.10	2.09	2.08	2.06	2.07
Ratio of net expenses
to average net assets	2.09	2.09[c]	2.08	2.06[c]	2.07
Ratio of net investment income
(loss) to average net assets	.53	.13	.23	.53	(.10)
Portfolio Turnover Rate	3.38	1.21	.30	.52	.58

Net Assets, end of period ($ x 1,000)	19,241	55,214	97,334	153,641	295,281

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS (continued)

		Year Ended October 31,

Class C Shares	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	43.96	38.15	32.82	29.30	27.82
Investment Operations:
Investment income (loss)—net[a]	.27	.08	.11	.16	(.01)
Net realized and unrealized
gain (loss) on investments	(14.42)	6.20	5.53	3.58	1.67
Total from Investment Operations	(14.15)	6.28	5.64	3.74	1.66
Distributions:
Dividends from investment income—net	(.39)	(.47)	(.31)	(.22)	(.18)
Net asset value, end of period	29.42	43.96	38.15	32.82	29.30

Total Return (%)[b]	(32.45)	16.61	17.30	12.77	6.07

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.95	1.97	1.96	2.01	2.02
Ratio of net expenses
to average net assets	1.95	1.97[c]	1.96	2.01[c]	2.02
Ratio of net investment income
(loss) to average net assets	.68	.20	.31	.48	(.05)
Portfolio Turnover Rate	3.38	1.21	.30	.52	.58

Net Assets, end of period ($ x 1,000)	55,114	94,893	87,964	87,120	97,433

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

		Year Ended October 31,

Class I Shares	2008	2007[a]	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	48.06	41.27	35.49	31.69	29.95
Investment Operations:
Investment income—net[b]	.70	.52	.42	.59	.36
Net realized and unrealized
gain (loss) on investments	(15.74)	6.75	6.01	3.80	1.81
Total from Investment Operations	(15.04)	7.27	6.43	4.39	2.17
Distributions:
Dividends from investment income—net	(.81)	(.48)	(.65)	(.59)	(.43)
Net asset value, end of period	32.21	48.06	41.27	35.49	31.69

Total Return (%)	(31.79)	17.76	18.35	14.01	7.28

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.98	.98	1.06	.91	.85
Ratio of net expenses
to average net assets	.98[c]	.98[c]	1.06	.91[c]	.85
Ratio of net investment income
to average net assets	1.66	1.17	1.19	1.74	1.14
Portfolio Turnover Rate	3.38	1.21	.30	.52	.58

Net Assets, end of period ($ x 1,000)	1,230	1,909	1,825	2,029	3,042

a	Effective June 1, 2007, Class R shares were redesignated as Class I shares.
b	Based on average shares outstanding at each month end.
c	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS (continued)

		Year Ended October 31,

Class T Shares	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	47.03	40.40	34.71	31.00	29.41
Investment Operations:
Investment income—net[a]	.51	.31	.30	.33	.15
Net realized and unrealized
gain (loss) on investments	(15.43)	6.59	5.86	3.78	1.78
Total from Investment Operations	(14.92)	6.90	6.16	4.11	1.93
Distributions:
Dividends from investment income—net	(.60)	(.27)	(.47)	(.40)	(.34)
Net asset value, end of period	31.51	47.03	40.40	34.71	31.00

Total Return (%)[b]	(32.09)	17.16	17.90	13.38	6.58

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.46	1.47	1.46	1.49	1.49
Ratio of net expenses
to average net assets	1.46[c]	1.47[c]	1.46	1.49[c]	1.49
Ratio of net investment income
to average net assets	1.21	.70	.80	.99	.49
Portfolio Turnover Rate	3.38	1.21	.30	.52	.58

Net Assets, end of period ($ x 1,000)	2,352	4,571	4,056	3,664	3,931

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Worldwide Growth Fund (the “fund”) is a series of Dreyfus PremierWorldwide Growth Fund, Inc. (the “Company”),which is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company. The fund’s investment objective is to provide investors with long-term capital growth consistent with the preservation of capital.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Fayez Sarofim & Co. (“Sarofim”) serves as the fund’s sub-investment adviser.

At a meeting of the fund’s Board of Directors held on July 22, 2008, the Board approved, effective December 1, 2008, a proposal to create a new series, named Dreyfus Worldwide Growth Fund, under the Company. Shares of the Company's common stock were designated as shares of common stock of the fund.This change had no impact on shareholders.

Effective July 1, 2008, BNY Mellon has reorganized and consolidated a number of its banking and trust company subsidiaries. As a result of the reorganization, any services previously provided to the fund by Mellon Bank, N.A. or Mellon Trust of New England, N.A. are now provided by The Bank of New York, which has changed its name to The Bank of New York Mellon.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares.The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class B, Class C, Class I and Class T. Class A and Class T shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years.The fund does not offer Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class C shares are subject to a CDSC on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available, are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

The Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has arrangements with the custodian and cash management banks whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the

Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The fund adopted FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Liability for tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year.The adoption of FIN 48 had no impact on the operations of the fund for the period ended October 31, 2008.

As of and during the period ended October 31, 2008, the fund did not have any liabilities for any unrecognized tax positions. The fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended October 31, 2008 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2008, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $1,097,688, accumulated capital losses $1,193,537 and unrealized appreciation $148,690,932.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2008. If not applied, the carryover expires in fiscal 2012.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2008 and October 31, 2007, were as follows: ordinary income $10,000,574 and $6,102,787, respectively.

During the period ended October 31, 2008, as a result of permanent book to tax differences, primarily due to the tax treatment for foreign currency exchange gains and losses, the fund increased accumulated undistributed investment income-net by $7,522 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

Prior to October 15, 2008, the fund participated with other Dreyfus-managed funds in a $350 million redemption credit facility. Effective October 15, 2008, the fund participates with other Dreyfus-managed funds in a $145 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing.

The average daily amount of borrowings outstanding under the Facilities during the period ended October 31, 2008, was approximately $135,700 with a related weighted average annualized interest rate of 3.20% .

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Management Agreement with Dreyfus, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Sarofim, Dreyfus has agreed to pay Sarofim a monthly sub-investment advisory fee, computed at the following annual rates:

Annual Fee as a Percentage of
Total Net Assets	Average Daily Net Assets
0 up to $25 million	.11%
$25 million up to $75 million	.18%
$75 million up to $200 million	.22%
$200 million up to $300 million	.26%
In excess of $300 million.	.275%

During the period ended October 31, 2008, the Distributor retained $34,876 and $95 from commissions earned on sales of the fund’s Class A and ClassT shares, respectively, and $72,425 and $7,558 from CDSCs on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under a Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75% of the value of the average daily net assets of Class B and Class C shares and .25% of the value of the average daily net assets of Class T shares. During the period ended October 31, 2008, Class B, Class C and Class T shares were charged $266,656,$606,247 and $9,275,respectively,pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor, at an annual rate of .25% of the value of their average daily net assets for the provision of certain ser-vices.The services provided may include personal services relating to

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2008, Class A, Class B, Class C and Class T shares were charged $1,304,316, $88,885, $202,082 and $9,275, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 2008, the fund was charged $528,009 pursuant to the transfer agency agreement.

The fund compensates The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended October 31, 2008, the fund was charged $62,558 pursuant to the cash management agreement.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended October 31, 2008, the fund was charged $108,942 pursuant to the custody agreement.

During the period ended October 31, 2008, the fund was charged $6,203 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $291,344, Rule 12b-1 distribution plan fees $48,657, shareholder services plan fees $93,836, custodian fees $36,167, chief compliance officer fees $1,973 and transfer agency per account fees $83,110.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 2008, amounted to $21,721,668 and $145,582,452, respectively.

At October 31, 2008, the cost of investments for federal income tax purposes was $289,468,704; accordingly, accumulated net unrealized appreciation on investments was $148,693,548, consisting of $168,287,574 gross unrealized appreciation and $19,594,026 gross unrealized depreciation.

In March 2008, the FASB released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements and the accompanying notes has not yet been determined.

NOTE 5—Subsequent Event:

Effective on or about February 4, 2009 (the “Effective Date”), the fund will issue to each holder of its Class T shares, in exchange for said shares, Class A shares of the fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder’s Class T shares.Thereafter, the fund will no longer offer Class T shares.

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

Effective on or about December 3, 2008, no investments for new accounts were permitted in Class T of the fund, except that participants in certain group retirement plans were able to open a new account in Class T of the fund, provided that the fund was established as an investment option under the plans before December 3, 2008. After the Effective Date, subsequent investments in the fund’s Class A shares made by holders of the fund’s Class T shares who received Class A shares of the fund in exchange for their Class T shares will be subject to the front-end sales load schedule currently in effect for Class T shares. Otherwise, all other Class A share attributes will be in effect.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors Dreyfus Worldwide Growth Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Worldwide Growth Fund, (the sole series comprising Dreyfus Premier Worldwide Growth Fund, Inc.) as of October 31, 2008 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Worldwide Growth Fund at October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York December 23, 2008

The Fund 31

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates 96.57% of the ordinary dividends paid during the fiscal year ended October 31, 2008 as qualifying for the corporate dividends received deduction. For the fiscal year ended October 31,2008,certain dividends paid by the fund may be subject to a maximum tax rate of 15%,as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $10,000,574 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in January 2009 of the percentage applicable to the preparation of their 2008 income tax returns.

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the Board of Directors held on July 22, 2008, the Board considered the re-approval for an annual period of the fund’s Investment Management Agreement (“Management Agreement”), pursuant to which the Manager provides the fund with investment advisory and administrative services, and the Sub-Investment Advisory Agreement (the “Sub-Investment Advisory Agreement”) between the Manager and Fayez Sarofim & Co. (“Sarofim & Co.”) pursuant to which Sarofim & Co. provides day-to-day management of the fund’s investments subject to the Manager’s oversight. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager and Sarofim & Co.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members considered information previously provided to them in a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus fund complex, and representatives of the Manager confirmed that there had been no material changes in this information. The Board also discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement, and by Sarofim & Co. pursuant to the Sub-Investment Advisory Agreement. The Manager’s representatives reviewed the fund’s distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each. The Manager’s representatives noted the distribution channels for the fund as well as the diversity of distribution among the funds in the Dreyfus fund complex, and the Manager’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services in each distribution channel, including those of the fund. The Manager provided the number of shareholder accounts in the fund, as well as the fund’s asset size.

The Fund 33

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

The Board members considered Sarofim & Co.’s research and portfolio management capabilities.The Board members also considered that the Manager provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements, and the Manager’s extensive administrative, accounting and compliance infrastructure, as well as the Manager’s supervisory activities over Sarofim & Co.

Comparative Analysis of the Fund’s Performance, Management Fee and Expense Ratio. The Board members reviewed reports prepared by Lipper, Inc., an independent provider of investment company data, comparing the fund’s performance to a group of comparable funds (the “Performance Group”) and to a broader group of funds (the “Performance Universe”) selected by Lipper.The Board members had been provided with a description of the methodology Lipper used to select the Performance Group and Performance Universe, as well as the Expense Group and Expense Universe (discussed below). The Board members noted that the fund’s total return performance was above the Performance Group and Performance Universe medians for the one-and two-year periods ended May 31, 2008, below the Performance Group and Performance Universe medians for the three-, four- and five-year periods ended May 31, 2008 and was equal to and above the Performance Group and Performance Universe medians, respectively, for the ten-year period ended May 31, 2008. The Board members discussed with representatives of the Manager and Sarofim & Co. the investment strategy employed in the management of the fund’s assets and how that strategy affected the fund’s relative performance, particularly during periods when the fund underperformed. A representative of the Manager reminded the Board members that high quality, mega-cap stocks had been out of favor for a long period of time, which affected the fund’s relative performance for the three-, four- and five-year periods ended May 31, 2008, but have performed better more recently, as was reflected in the fund’s one- and two-year relative performance. The representatives of the Manager noted that Sarofim &

Co. is an experienced manager with a long-term “buy-and-hold” investment approach to investing in high quality companies that are predominantly “mega-cap” companies. Sarofim & Co.’s considerable reputation, based on following this investment approach, was noted. The Manager also provided the Board with the fund’s total return performance for the past ten calendar years in comparison to the MSCI World Index (the “Index”) and noted that the fund outperformed the Index in six of the past ten calendar years, including 2006 and 2007.

The Board members also discussed the fund’s management fee and expense ratio as compared to a comparable group of funds (the “Expense Group”) that were composed of the same funds included in the Performance Group and a broader group of funds (the “Expense Universe”), each selected and provided by Lipper.The Board noted that the fund’s management fee was lower than the Expense Group median and equal to the Expense Universe median.The fund’s total expense ratio was lower than the Expense Group and Expense Universe medians.

Representatives of the Manager discussed with the Board members the fees paid to the Manager, Sarofim & Co. or their affiliates by other accounts managed by the Manager, Sarofim & Co. or their respective affiliates with similar investment objectives, policies and strategies as the fund (the “Similar Accounts”). The Manager’s representatives explained the nature of the Similar Accounts and the differences, from the Manager’s and Sarofim & Co.’s perspective, as applicable, in management of the Similar Accounts as compared to managing and providing services to the fund.The Manager’s representatives also reviewed the costs associated with distribution through intermediaries.The Board analyzed differences in fees paid to the Manager or Sarofim & Co. and discussed the relationship of the fees paid in light of the services provided.The Board members considered the relevance of the fee information provided for the Similar Accounts to evaluate the appropriateness and reasonableness of the fund’s management fee and sub-investment advisory fee. The Board acknowledged that differences in fees paid by the Similar Accounts

The Fund 35

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

seemed to be consistent with the services provided. Representatives of the Manager informed the Board members that there were no mutual funds managed by the Manager, Sarofim & Co. or their affiliates with similar investment objectives, policies and strategies as the fund.

The Board considered the fee paid to Sarofim & Co. in relation to the fee paid to the Manager and the respective services provided by Sarofim & Co. and the Manager.The Board also noted that Sarofim & Co.’s fee is paid by the Manager and not the fund.

Analysis of Profitability and Economies of Scale. The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit. The Board previously had been provided with information prepared by an independent consulting firm regarding the Manager’s approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex. The Board members also had been informed that the methodology also had been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable. The consulting firm also analyzed where any economies of scale might emerge in connection with the management of a fund. The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund, and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders.The Board members also considered potential benefits to the Manager and Sarofim & Co. and their affiliates from acting as investment adviser and sub-investment adviser, respectively, to the fund and noted that there were no soft dollar arrangements with respect to trading the fund’s portfolio.

It was noted that the Board members should consider the Manager’s profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reason-

able relationship to the mix of services provided by the Manager, including the nature, extent and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund’s assets had been decreasing, the possibility that the Manager may have realized any economies of scale would be less. Because the Manager, and not the fund, pays Sarofim & Co. pursuant to the Sub-Investment Advisory Agreement, the Board did not consider Sarofim & Co.’s profitability to be relevant to its deliberations. It was also noted that the profitability percentage for managing the fund was within the range determined by appropriate court cases to be reasonable given the services rendered and generally superior service levels provided by the Manager.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Management Agreement and Sub-Investment Advisory Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the ser- vices provided by the Manager and Sarofim & Co. to the fund are adequate and appropriate.
  The Board was generally satisfied with the fund’s performance, noting the fund’s total return performance for the one- and two-year peri- ods ended May 31, 2008 in comparison to the Performance Group and Performance Universe medians. The Board also noted that the fund’s performance was consistent with Sarofim & Co.’s investment approach during all periods, which involves investments in high qual- ity mega-cap companies, and that, for a period of time during which the fund underperformed, such companies had been out of favor.
  The Board concluded that the fees paid by the fund to the Manager, and by the Manager to Sarofim & Co., were reasonable in light of the considerations described above.

The Fund 37

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the man- agement of the fund had been adequately considered by the Manager in connection with the management fee rate charged to the fund and that, to the extent in the future it were to be determined that mate- rial economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with the information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund’s Management Agreement and the Sub-Investment Advisory Agreement was in the best interests of the fund and its shareholders.

BOARD MEMBERS INFORMATION ( U n a u d i t e d )

Joseph S. DiMartino (65) Chairman of the Board (1995) Principal Occupation During Past 5Years: Corporate Director and Trustee Other Board Memberships and Affiliations:

  The Muscular Dystrophy Association, Director
  Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
  The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
  Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director

No. of Portfolios for which Board Member Serves: 167

———————

Clifford L. Alexander, Jr. (75) Board Member (1993)

Principal Occupation During Past 5Years:

  President of Alexander & Associates, Inc., a management consulting firm (January 1981-present)
  Chairman of the Board of Moody's Corporation (October 2000-October 2003)

Other Board Memberships and Affiliations:

Mutual of America Life Insurance Company, Director

No. of Portfolios for which Board Member Serves: 54

———————

David W. Burke (72)
Board Member (2007)

Principal Occupation During Past 5Years:
Corporate Director and Trustee

Other Board Memberships and Affiliations:
John F. Kennedy Library Foundation, Director

No. of Portfolios for which Board Member Serves: 90

———————

Peggy C. Davis (65) Board Member (1993) Principal Occupation During Past 5Years:

  Shad Professor of Law, New York University School of Law (1983-present)
  Writer and teacher in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training

No. of Portfolios for which Board Member Serves: 58

The Fund 39

BOARD MEMBERS INFORMATION ( U n a u d i t e d ) (continued)

Diane Dunst (69) Board Member (2007)

Principal Occupation During Past 5Years:

 President, Huntting House Antiques

No. of Portfolios for which Board Member Serves: 22

———————

Ernest Kafka (75) Board Member (1993) Principal Occupation During Past 5Years:

  Physician engaged in private practice specializing in the psychoanalysis of adults and adolescents (1962-present)
  Instructor,The New York Psychoanalytic Institute (1981-present)

No. of Portfolios for which Board Member Serves: 22

———————

Nathan Leventhal (65) Board Member (1993) Principal Occupation During Past 5Years:

  Commissioner, NYC Planning Commission (March 2007-present)
  Chairman of the Avery-Fisher Artist Program (November 1997-present)

Other Board Memberships and Affiliations:

  Movado Group, Inc., Director
  Mayor's Committee on Appointments, Chairman

No. of Portfolios for which Board Member Serves: 22

———————

Daniel Rose (79) Board Member (2007) Principal Occupation During Past 5Years:

  Chairman and Chief Executive Officer of Rose Associates, Inc., a New York based real estate development and management firm

Other Board Memberships and Affiliations:

  Baltic-American Enterprise Fund,Vice Chairman and Director
  Harlem Educational Activities Fund, Inc., Chairman
  Housing Committee of the Real Estate Board of New York, Inc., Director

No. of Portfolios for which Board Member Serves: 36

Warren B. Rudman (78) Board Member (2007) Principal Occupation During Past 5Years:

  Stonebridge International LLC, Co-Chairman
  Of Counsel to (from January 1993 to December 31, 2003, Partner in) the law firm Paul, Weiss, Rifkind,Wharton & Garrison LLP

Other Board Memberships and Affiliations:

  Boston Scientific, Director
  D.B. Zwirn & Co.,Vice Chairman of the International Advisory Board

No. of Portfolios for which Board Member Serves: 33

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork 10166.Additional information about the Board Members is available in the fund's Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

Saul B. Klaman, Emeritus Board Member Jay I. Meltzer, Emeritus Board Member Sander Vanocur, Emeritus Board Member

The Fund 41

OFFICERS OF THE FUND (Unaudited)

J. DAVID OFFICER, President since	JONI LACKS CHARATAN, Vice President
December 2006.	and Assistant Secretary since
Chief Operating Officer,Vice Chairman and a	August 2005.
Director of the Manager, and an officer of 77	Senior Counsel of BNY Mellon, and an officer
investment companies (comprised of 167	of 78 investment companies (comprised of 188
portfolios) managed by the Manager. He is 60	portfolios) managed by the Manager. She is 53
years old and has been an employee of the	years old and has been an employee of the
Manager since April 1998.	Manager since October 1988.

PHILLIP N. MAISANO, Executive Vice	JOSEPH M. CHIOFFI, Vice President and
President since July 2007.	Assistant Secretary since August 2005.
Chief Investment Officer,Vice Chair and a	Senior Counsel of BNY Mellon, and an officer
director of the Manager, and an officer of 77	of 78 investment companies (comprised of 188
investment companies (comprised of 167	portfolios) managed by the Manager. He is 47
portfolios) managed by the Manager. Mr.	years old and has been an employee of the
Maisano also is an officer and/or Board	Manager since June 2000.
member of certain other investment
JANETTE E. FARRAGHER, Vice President
management subsidiaries of The Bank of New
and Assistant Secretary since
York Mellon Corporation, each of which is an
August 2005.
affiliate of the Manager. He is 61 years old and
has been an employee of the Manager since	Assistant General Counsel of BNY Mellon,
November 2006. Prior to joining the Manager,	and an officer of 78 investment companies
Mr. Maisano served as Chairman and Chief	(comprised of 188 portfolios) managed by the
Executive Officer of EACM Advisors, an	Manager. She is 45 years old and has been an
affiliate of the Manager, since August 2004, and	employee of the Manager since February 1984.
served as Chief Executive Officer of Evaluation	JOHN B. HAMMALIAN, Vice President and
Associates, a leading institutional investment	Assistant Secretary since August 2005.
consulting firm, from 1988 until 2004.
Managing Counsel of BNY Mellon, and an
MICHAEL A. ROSENBERG, Vice President	officer of 78 investment companies (comprised
and Secretary since August 2005.	of 188 portfolios) managed by the Manager.
Assistant General Counsel of BNY Mellon,	He is 45 years old and has been an employee
and an officer of 78 investment companies	of the Manager since February 1991.
(comprised of 188 portfolios) managed by the	ROBERT R. MULLERY, Vice President and
Manager. He is 48 years old and has been an	Assistant Secretary since August 2005.
employee of the Manager since October 1991.
Managing Counsel of BNY Mellon, and an
JAMES BITETTO, Vice President and	officer of 78 investment companies (comprised
Assistant Secretary since August 2005.	of 188 portfolios) managed by the Manager.
Senior Counsel of BNY Mellon and Secretary	He is 56 years old and has been an employee
of the Manager, and an officer of 78	of the Manager since May 1986.
investment companies (comprised of 188
portfolios) managed by the Manager. He is 42
years old and has been an employee of the
Manager since December 1996.

JEFF PRUSNOFSKY, Vice President and	ROBERT SALVIOLO, Assistant Treasurer
Assistant Secretary since August 2005.	since May 2007.
Managing Counsel of BNY Mellon, and an	Senior Accounting Manager – Equity Funds of
officer of 78 investment companies (comprised	the Manager, and an officer of 78 investment
of 188 portfolios) managed by the Manager.	companies (comprised of 188 portfolios)
He is 43 years old and has been an employee	managed by the Manager. He is 41 years old
of the Manager since October 1990.	and has been an employee of the Manager
since June 1989.
JAMES WINDELS, Treasurer since
November 2001.	ROBERT SVAGNA, Assistant Treasurer
Director – Mutual Fund Accounting of the	since December 2002.
Manager, and an officer of 78 investment	Senior Accounting Manager – Equity Funds of
companies (comprised of 188 portfolios)	the Manager, and an officer of 78 investment
managed by the Manager. He is 49 years old	companies (comprised of 188 portfolios)
and has been an employee of the Manager	managed by the Manager. He is 41 years old
since April 1985.	and has been an employee of the Manager
since November 1990.
RICHARD CASSARO, Assistant Treasurer
since January 2008.	JOSEPH W. CONNOLLY, Chief Compliance
Senior Accounting Manager – Money Market	Officer since October 2004.
and Municipal Bond Funds of the Manager,	Chief Compliance Officer of the Manager and
and an officer of 78 investment companies	The Dreyfus Family of Funds (78 investment
(comprised of 188 portfolios) managed by	companies, comprised of 188 portfolios). From
the Manager. He is 49 years old and has	November 2001 through March 2004, Mr.
been an employee of the Manager since	Connolly was first Vice-President, Mutual
September 1982.	Fund Servicing for Mellon Global Securities
Services. In that capacity, Mr. Connolly was
GAVIN C. REILLY, Assistant Treasurer
responsible for managing Mellon's Custody,
since December 2005.
Fund Accounting and Fund Administration
Tax Manager of the Investment Accounting	services to third-party mutual fund clients. He
and Support Department of the Manager, and	is 51 years old and has served in various
an officer of 78 investment companies	capacities with the Manager since 1980,
(comprised of 188 portfolios) managed by the	including manager of the firm's Fund
Manager. He is 40 years old and has been an	Accounting Department from 1997 through
employee of the Manager since April 1991.	October 2001.

ROBERT ROBOL, Assistant Treasurer	WILLIAM GERMENIS, Anti-Money
since August 2005.	Laundering Compliance Officer since
Senior Accounting Manager – Fixed Income	October 2002.
Funds of the Manager, and an officer of 78	Vice President and Anti-Money Laundering
investment companies (comprised of 188	Compliance Officer of the Distributor, and the
portfolios) managed by the Manager. He is 44	Anti-Money Laundering Compliance Officer
years old and has been an employee of the	of 74 investment companies (comprised of 184
Manager since October 1988.	portfolios) managed by the Manager. He is 38
years old and has been an employee of the
Distributor since October 1998.

The Fund 43

NOTES

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $30,166 in 2007 and $31,070 in 2008.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2007 and $10,398 in 2008. These services consisted of security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2007 and $0 in 2008.

Note: For the second paragraph in each of (b) through (d) of this Item 4, certain of such services were not pre-approved prior to May 6, 2003, when such services were required to be pre-approved. On and after May 6, 2003, 100% of all services provided by the Auditor were pre-approved as required. For comparative purposes, the fees shown assume that all such services were pre-approved, including services that were not pre-approved prior to the compliance date of the pre-approval requirement.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $3,130 in 2007 and $3,460 in 2008. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held; and (iv) determination of Passive Foreign Investment Companies.

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2007 and $0 in 2008.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2007 and $285 in 2008. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2007 and $0 in 2008.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $1,627,514 in 2007 and $7,879,835 in 2008.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.	Audit Committee of Listed Registrants.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 6.	Investments.
(a)	Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable. [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 10.	Submission of Matters to a Vote of Security Holders.

     The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The

Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders. Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics referred to in Item 2.
(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-2(a)
under the Investment Company Act of 1940.
(a)(3)	Not applicable.
(b)	Certification of principal executive and principal financial officers as required by Rule 30a-2(b)
under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Worldwide Growth Fund

By:	/s/ J. David Officer
J. David Officer,
President

Date:	December 18, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ J. David Officer
J. David Officer,
President

Date:	December 18, 2008

By:	/s/ James Windels
James Windels,
Treasurer

Date:	December 18, 2008

EXHIBIT INDEX

(a)(1)	Code of ethics referred to in Item 2.

(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-
2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)	Certification of principal executive and principal financial officers as required by Rule 30a-
2(b) under the Investment Company Act of 1940. (EX-99.906CERT)